ZANNWELL INC.
                        CAPITAL STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made this ___ day of November, 2004, by and between ROBERT C. SIMPSON (the "Seller") as a stockholder of ZANNWELL INC., a Nevada corporation (the "Company"), and PALOMAR ENTERPRISES, INC., a Nevada corporation (the "Purchaser").

     WHEREAS, the Seller desires to sell to the Purchaser 19,000,000 shares of the series A Preferred Stock of the Company, par value $0.001 per share (the "Series A Preferred Stock"), 10,000,000 shares of the series B preferred stock of the Company, par value $0.001 per share (the "Series B Preferred Stock"); and 10,000,000 shares of the series C preferred stock of the Company, par value $0.001 per share (the "Series C Preferred Stock");

     WHEREAS, the Purchaser desires to purchase the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Purchase  of  Stock.  At  the  closing  of  this  Agreement  (the
            -------------------
"Closing"), upon the basis of the covenants, warranties and representations of the Purchaser set forth in this Agreement, the Seller will sell, transfer, assign, and deliver to the Purchaser 19,000,000 shares of the Series A Preferred Stock, 10,000,000 shares of the Series B Preferred Stock and 10,000,000 shares of the Series C Preferred Stock, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder.

     2.     Purchase  Price.  The  purchase  price of $380,000 to be paid at the
            ---------------
Closing  shall  consist  of  the  following:

          (a)     The  sum  of  205,000  in  cash.
                                                 -

          (b) The payment of approximately $175,000 representing all sums due by the Seller to the Purchaser in connection with monies advanced by the Purchaser.

     3.     Restrictive Legend.  All shares of the Series A Preferred Stock, the
            ------------------
Series B Preferred Stock and the Series C Preferred Stock to be delivered hereunder shall be issued pursuant to an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, inasmuch as such shares will be issued for investment purposes without a view to distribution. All shares of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     4.     Representations  and  Warranties  of  the  Seller.  Where  a
            -------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Seller's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Seller believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Seller represents and warrants to the Purchaser as follows:

          (a)     Power  and Authority.  The Seller has full power and authority
                  --------------------
to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)     Binding  Effect.  Upon  execution  and delivery by the Seller,
                  ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Seller, enforceable against the Seller in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     Effect.  Neither  the execution and delivery of this Agreement
                  ------
or the Other Agreements nor full performance by the Seller of his obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, its Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

          (d)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Seller prior to the Closing to authorize the execution, delivery and performance by the Seller of this Agreement or the Other Agreements.

          (e)     Stock  Ownership  of the Shares to be Sold by the Seller.  The
                  --------------------------------------------------------
Seller has good, absolute, and marketable title to the 19,000,000 shares of the Series A Preferred Stock which constitute 95 percent of the issued and outstanding shares of the Series A Preferred Stock, 10,000,000 shares of the Series B Preferred Stock, which constitute 100 percent of the issued and outstanding shares of the Series B Preferred Stock, and the 10,000,000 shares of the Series C Preferred Stock, which constitute 100 percent of the issued and outstanding shares of the Series C Preferred Stock. The Seller has the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock pursuant to this Agreement. Each share of the Series A Preferred Stock is convertible into ten shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of the Series A Preferred Stock do not have voting rights. Each share of the Series B Preferred Stock is convertible into two hundred shares of the Company's Common Stock. On all matters submitted to a vote of the holders of the Common Stock, a holder of the Series B Preferred Stock is entitled to one vote per share of the Series B Preferred Stock held by such holder. The Series C Preferred Stock is nonconvertible and entitles the holder to 100 votes of the Company's Common Stock on all matters brought before the stockholders of the Company. The delivery of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the shares of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (f)     Organization  and  Standing  of the Company.  The Company is a
                  -------------------------------------------
duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted. The Company has not qualified to do business in any other jurisdiction.

          (g)     No  Subsidiaries.  The  Company  has  no  subsidiaries.
                  ----------------

          (h)     Capitalization  and  Other Outstanding Shares.  The Company is
                  ---------------------------------------------
authorized by its Articles of Incorporation to issue 900,000,000 shares of the Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share. There are three series of the Company's preferred stock, Series A with 20,000,000 shares authorized (the "Series A Preferred Stock"), Series B with 10,000,000 shares authorized (the "Series B Preferred Stock"), and the Series C Preferred Stock with 20,000,000 shares authorized (the "Series C Preferred Stock"). As of the date of this Agreement, the Company has duly and validly issued and outstanding, fully paid, and non-assessable, 172,750,000 shares of the Common Stock, 20,000,000 shares of the Series A Preferred Stock, 10,000,000 of the Series B Preferred Stock and 10,000,000 of the Series C Preferred Stock. In addition to the Series A, the Series B and the Series C
Preferred Stock, the Seller owns 13,000,000 shares of the Common Stock, which are not being sold hereunder. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock or other securities or entitling anyone to acquire the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock or other securities of the Company.

          (i)     Assets  and Liabilities.  The Company does not have any assets
                  -----------------------
or  liabilities.

          (j)     Litigation.  There  are no legal actions, suits, arbitrations,
                  ----------
or other legal, administrative or other governmental proceedings pending or threatened against the Company, and the Seller are not aware of any facts which to his knowledge may result in any such action, suit, arbitration, or other proceeding.

          (k)     No  Employees.  As of the date of this Agreement as well as at
                  -------------
the Closing, the Company does not have and will not have any employees.

          (l)     Records.  The books of account and minute books of the Company
                  -------
are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

          (m)     SEC  Filings.  The  Company  has  currently  filed  with  the
                  ------------
Securities and Exchange Commission all reports required to have been filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (n)     The Seller's Representations and Warranties True and Complete.
                  -------------------------------------------------------------
All representations and warranties of the Seller in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (o)     No  Knowledge  of the Purchaser'  Default.  The  Seller has no
                  -----------------------------------------
knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

          (p)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Seller in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (q)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Seller with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     5.     Representations  and  Warranties  of the Purchaser.  Where  a
            --------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Seller as follows:

          (a)     Power  and  Authority.  The  Purchaser  has  full  power  and
                  ---------------------
authority  to  execute,  deliver  and  perform  this  Agreement  and  the  Other
Agreements.

          (b)     Binding Effect.  Upon execution and delivery by the Purchaser,
                  --------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

          (d)     The Purchaser's Representations  and  Warranties  True  and
                  -----------------------------------------------------------
Complete. All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (e)     No  Knowledge  of the Seller's  Default.  The Purchaser has no
                  ---------------------------------------
knowledge that any of the Seller's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Seller is in default under any term or provision of this Agreement or the Other Agreements.

          (f)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (g)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Purchaser with the knowledge and expectation that the Seller is placing complete reliance thereon.

     6.     Conditions  Precedent  to  Obligations  of the Purchaser.  All
            --------------------------------------------------------
obligations of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True  at the Closing.  The
                  ------------------------------------------------------
representations and warranties of the Seller herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Seller shall have performed all of the obligations to be performed by them hereunder on or prior to the Closing.

          (b)     Deliveries at the Closing.  The Seller shall have delivered to
                  -------------------------
the Purchaser at the Closing all of the documents required to be delivered hereunder.

          (c)     Resolution  Electing  Steven  Bonenberger  and  Brent  Fouch
                  --------------------------------------------------------------
Director sand Officers.  The Seller shall have delivered to the Purchaser at the
----------------------
Closing a resolution of the Board of Directors of the Company electing Steven Bonenberger a director, President and Chief Executive Officer of the Company, and electing Brent Fouch a director, Secretary and Chief Financial Officer of the Company.

          (d)     Resignations of Directors and Officers.  The Seller shall have
                  --------------------------------------
delivered to the Purchaser at the Closing, following the election of Steven Bonenberger and Brent Fouch as directors and officers of the Company, the written resignations of all of the directors and officers of the Company other than Steven Bonenberger and Brent Fouch.

          (e)     Corporate  Records,  etc.  The  Seller shall have delivered to
                  ------------------------
the Purchaser the originals of the Articles of Incorporation, Bylaws, minute books, and other corporate governance materials used since the inception of the Company.

          (f) The Seller shall have agreed to assume obligation for the expenses incurred by the Company which are set forth on Exhibit A to this
                                                               ---------
Agreement.

     7.     Conditions  Precedent to Obligations of the Seller.  All obligations
            --------------------------------------------------
of the Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True at Closing.  The
                  -------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing.

          (b)     Payments.  The Purchaser shall have delivered the payments for
                  --------
the  Series A, the Series B and the Series C Preferred Stock as provided herein.

     8.     The  Nature  and  Survival  of  Representations,  Covenants  and
            ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

     9.     Records  of  the  Company.  For a period of five years following the
            -------------------------
Closing, the books of account and records of the Company pertaining to all periods prior to the Closing shall be available for inspection by the Seller for use in connection with tax audits.

     10.     Further  Conveyances and Assurances.  After the Closing, the Seller
             -----------------------------------
and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Series A Preferred Stock and the Series C Preferred Stock and to consummate the transactions contemplated hereby.

     11.     Closing.  The  Closing  of  the  sale  and  purchase  contemplated
             -------
hereunder shall be on or before November 30, 2004, subject to acceleration or postponement from time to time as the Seller and the Purchaser may mutually agree.

     12.    Deliveries at the Closing by the Seller.  At the Closing the Seller:
            ---------------------------------------

          (a) Shall deliver to the Purchaser certificates representing 19,000,000 shares of the Series A Preferred Stock, 10,000,000 shares of the Series B Preferred Stock, and 10,000,000 shares of the Series C Preferred Stock, duly endorsed by the Seller, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

          (b) The Seller shall deliver the resolution of the Board of Directors of the Company electing Steven Bonenberger and Brent Fouch directors and officers of the Company described in Paragraph 6(c) hereof.

          (c) The Seller shall deliver the resignations of all of the directors and officers of the Company, other than Steven Bonenberger and Brent Fouch, as described in Paragraph 6(d) hereof.

          (d) The Seller shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     13.     Deliveries  at  the  Closing by the Purchaser.  At the Closing, the
             ---------------------------------------------
Purchaser  shall  deliver  to  the  Seller  the  following:

          (a) The sum of $205,000 to be paid by wire transfer in immediately available funds. The funds shall be wired to the Glast, Phillips & Murray Trust Account, Norman T. Reynolds, Esq., at Gateway National Bank, 12655 N. Central Expressway Suite 100 Dallas, Texas 75238, Routing Number 111010060, Account Number 1714724.

          (b) The Purchaser shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     14.     No Assignment.  This Agreement shall not be assignable by any party
             -------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     15.     Brokerage.  The  Seller  and  the  Purchaser agree to indemnify and
             ---------
hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     16.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     17.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     18.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     19.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     20.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     21.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     22.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     23.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     24.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the  laws  of  the  State  of  Nevada.

     25.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

          IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.



                                     ------------------------------------
                                     ROBERT C. SIMPSON


                                     PALOMAR ENTERPRISES, INC.



                                     By
                                       ----------------------------------
                                       Steven Bonenberger, President


Attachment:
Exhibit A - Obligations of the Company

                                    EXHIBIT A
                           OBLIGATIONS OF THE COMPANY